Exhibit 4.3

Common Stock		Common Stock
BWFG	Bankwell Financial Group INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT	CUSIP 06654A 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT IS THE REGISTERED HOLDER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE OF BANKWELL FINANCIAL GROUP, INC.
(the “Company”), transferable only on the books of the Company by the holder hereof, in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares of Common Stock represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Company and any and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

Dated:	SEAL	___________________ Chief Executive Officer

BANKWELL FINANCIAL GROUP, INC.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT–  _______Custodian ______
(Cust)                          (Minor)
under Uniform Gifts to Minors Act
___________________________
(State)

UNIF TRANS MIN ACT - _______Custodian ______
(Cust)                          (Minor)
under Uniform Gifts to Minors Act
___________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

___________________________________

_____________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_____________________________________________________________________________________

_____________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED ___________________________
____________________________________
NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION OF THE ISSUANCE OF A REPLACEMENT CERTIFICATE.